UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2024
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 22, 2024 (the “Effective Date”), Krispy Kreme Doughnut Corporation (“Krispy Kreme” or the “Company”), a North Carolina corporation and an indirect, wholly owned subsidiary of Krispy Kreme, Inc., entered into a Business Relationship Agreement (the “Agreement”) with McDonald’s USA, LLC (“McDonald’s”).
The Agreement provides, among other things, that the parties will work together to develop a deployment schedule for a United States national rollout of the sale of Krispy Kreme doughnuts at McDonald’s restaurants. The deployment schedule will set forth the anticipated launch period for each McDonald’s business unit in the United States (“BU”). The Agreement does not guarantee Krispy Kreme any particular level of BU deployment, sales, or profits.
From the Effective Date through December 31, 2026, the Company agreed not to (i) supply Krispy Kreme doughnuts to any other quick service or fast casual restaurant (“QSR”) in the United States, (ii) assist any other person or QSR to do the foregoing, or (iii) license or authorize any other QSR in the United States to use any Company brand. The Agreement does not grant McDonald’s any exclusivity outside of the United States.
The initial term of the Agreement begins on the Effective Date and ends one year following the last BU rollout and automatically renews for consecutive one-year periods. Either party may terminate for cause during the initial term or any renewal term and upon six months’ prior notice during any renewal term.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Krispy Kreme, Inc. dated March 26, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: March 26, 2024

By:    /s/ Josh Charlesworth

Name:	Josh Charlesworth
Title:	Chief Executive Officer